Exhibit 99.1

First Quarter 2012
Earnings Conference Call

May 1, 2012
NASDAQ: HTCO

“Safe Harbor” Statement
Information set forth in this presentation contains financial estimates and other forward-looking statements that are subject to risks and uncertainties; therefore, actual results might differ materially from such statements, whether as a result of new information, future events or otherwise. You are cautioned not to place undue reliance on these forward-looking statements. A discussion of factors that may effect future results is contained in HickoryTech’s filings with the Securities and Exchange Commission. HickoryTech disclaims any obligation to update and revise statements contained in this presentation based on new information or otherwise. This presentation also contains certain non-GAAP financial measures. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are
available in our presentation.

Q1 2012 Highlights
First Quarter 2012 compared to First Quarter 2011
•Revenue totaled $46.9 M, +22%
 – Equipment Segment +67%
 – Fiber and Data revenue +22%
 – Telecom revenue -6%
•Operating income totaled $5.3 M, +13%
•Net income totaled $2.3 M, +8%
•EPS was $0.17 per share, +6%
•Closed on IdeaOne Acquisition March 1, 2012

$38.6
$39.6
$46.9
Q1 '11
Q4 '11
Q1 '12

HickoryTech

Consolidated Revenue
Q1-12 compared to Q1-11
• Revenue +22%
• Equipment revenue +67%
• Fiber and Data revenue +22%
• Telecom revenue -6%

($ in millions)

Business and Broadband
Legacy Telecom
24%
76%

HickoryTech

76% of First Quarter 2012 revenue is from Business & Broadband Services

Revenue Diversification
• Q1-12 included
 equipment sales of
 $15.3 M
• Majority of revenue,
 67% is recurring

$0.16
$0.11
$0.17
Q1 '11
Q4 '11
Q1 '12

$4.7
$3.6
$5.3
Q1 '11
Q4 '11
Q1 '12

HickoryTech

Earnings and Income
• Operating Income increased 13%
 from Q1-11
Diluted EPS
($ in millions)
Operating Income
• EPS increased 6% from Q1-11

$11.0
$12.1
$13.4
Q1 '11
Q4 '11
Q1 '12

$10.4
$10.3
$17.4
Q1 '11
Q4 '11
Q1 '12

HickoryTech

Business Segments
Q1-12 compared to Q1-11
• Revenue up 22%
• Strong data services sales
• Includes one month of IdeaOne
 operations
($ in millions)
before intersegment eliminations
Equipment Revenue
Fiber and Data Revenue
Q1-12 compared to Q1-11
• Equipment hardware sales +87%
• Equipment support services down 5%

$17.7
$17.8
$16.7
Q1 '11
Q4 '11
Q1 '12

HickoryTech

Telecom Segment
Q1-12 compared to Q1-11
•Telecom revenue down 6%
•Broadband revenue flat
•Network Access revenue down 16% due to:
-Anticipated declines in access lines, minute-of-
use
-Expiration of interstate infrastructure support
reimbursements
-A one-time refund payment of interstate support
fees and the initial impacts of industry-wide
access reform regulation
•Bill Processing revenue +64%
Telecom Revenue
($ in millions)
before intersegment
eliminations

## Net debt was $121.2 million at 3/31/12

$143.1
$143.0
$129.2
$129.0
$127.0
$125.4
$120.5
$118.1
$119.0
$118.9
$120.2
$107.2
$141.9
$121.2
2006
2007
2008
2009
2010
2011
Q1-12

HickoryTech

Debt Balance
($ in millions)
Net Debt Balance
Cash on hand

International Falls
Ely
Babbitt
Hibbing
Virginia
Grand Rapids
Duluth
Fargo
Moorhead
Detroit Lakes
Brainerd
Superior
Wadena
Staples
Sandstone
Fergus Falls
Hinckley
Pine City
Alexandria
North Branch
St. Cloud
Forest Lake
St. Paul
Minneapolis
Eau Claire
Shakopee
Farmington
Red Wing
Mankato
Winona
Rochester
La Crosse
Luverne
Windom
Austin
Sioux Falls
Rock Rapids
Albert Lea
Hull
Akron
Chicago
Urbandale
Waukee
Des Moines
West Des Moines
HickoryTech Fiber Network
Extended Network
Community Fiber Ring
Backbone POP
Data Center
Telecom Service Areas

Fiber Network Expansion

Greater Minnesota Broadband
Collaborative Project
•Phase 1 - fiber network from
St. Paul to Duluth, Minn. / Superior, Wisc. -
99% complete
•Phase 2 will extend fiber from Brainerd,
Minn. to Moorhead, Minn.
Construction began in spring 2012
•Project will be completed by Aug. 2013

Revenue	• $177 M to $183 M
Net Income	• $7.6 M to $8.6 M
Diluted EPS	• $0.57 to $0.64 per share
Capital Spending	• $25 M to $29 M
EBITDA	• $46 M to $48 M
Debt (Year end)	• $141 to $144 M

HickoryTech

2012 Fiscal Outlook
Outlook provided in Q4 earnings release on March 6, 2012.

Grow Business Services, Invest for Growth

Grow Broadband Services

Fiber Network Expansion

Maintain strong balance sheet, manage free cash flow

HickoryTech

Key Strategic Initiatives
Strategic Growth through organic and external growth

Q1-2012: Solid Start to Year
• Strong Financial Performance -
 Fiber & Data revenue, +22%
 Equipment revenue, +67%

• Continued progress with Greater
 Minn. Broadband Collaborative
 Project - Phase 1 of project 99%
 complete, Phase 2 construction in
 progress

• Strong Balance Sheet - solid free
 cash flow, net debt of $121 million
Grew business
revenues and
earnings
Fiber network
expansion, last-
mile fiber builds
Completed
IdeaOne
Acquisition

Positioning	
Long-Standing Dividend	
Solid Track Record	
Strong Cash Flow	
Growth Goal	

HickoryTech

HickoryTech Strengths
Diverse revenue streams / markets, emerging
growth through business revenue stream and fiber
network expansion
More than 60 years of dividend return, yield 5-6%
Increased dividend in 2011 and 2010
Experienced company with 114-year track record
of financial stability
Strong cash flow, strong balance sheet,
high level of recurring revenue
Focused on increasing the value of HickoryTech by
growing EBITDA, strategic services, managing debt

| (Dollars in thousands) | Mar-12 | Dec-11 | Sep-11 | Jun-11 |
|---|---|---|---|---|
| | | Three months ended | | |
| **Reconciliation of net income to EBITDA:** | | | | |
| Net income | **$ 2,322** | $ 1,430 | $ 2,971 | $ 2,694 |
| Add: | | | | |
| Depreciation | **6,056** | 5,812 | 5,706 | 5,593 |
| Amortization | **138** | 89 | 88 | 89 |
| Interest expense | **1,364** | 1,315 | 1,487 | 1,015 |
| Income taxes | **1,586** | 913 | 1,910 | 1,307 |
| Acquisition related expenses | **-** | 510 | - | - |
| EBITDA | **$ 11,466** | $ 10,069 | $ 12,162 | $ 10,698 |

| | |
|---|---|
| **Debt to EBITDA ratio** | |
| Total outstanding debt as of March 31, 2012 | $ 141,893 |
| EBITDA for the last (4) consecutive fiscal quarters as presented above | 44,395 |
| IdeaOne Telecom historical EBITDA (reflects 11 months) | 4,135 |
| **Debt to EBITDA ratio as of March 31, 2012** | 2.9 |

HickoryTech

Appendix
Reconciliation of Non-GAAP Measures
1 EBITDA, a non-GAAP financial measure, is as defined in our credit agreement

*(Dollars in thousands)*

| **Reconciliation of net debt:** | | **Mar. 31, 2012** | | Dec. 30, 2011 | | Sept. 30, 2011 | | June 30, 2011 |
|---|---|---|---|---|---|---|---|---|
| Debt obligations, net of current maturities | **$** | **140,272** | $ | 118,828 | $ | 119,169 | $ | 110,230 |
| Current maturities of long-term obligations | | **1,621** | | 1,407 | | 1,436 | | 8,462 |
| Total Debt | **$** | **141,893** | $ | 120,235 | $ | 120,605 | $ | 118,692 |
| Less: | | | | | | | | |
| Cash and cash equivalents | | **20,724** | | 13,057 | | 11,316 | | 14,930 |
| Net Debt | **$** | **121,169** | $ | 107,178 | $ | 109,289 | $ | 103,762 |

*(Dollars in thousands)*

| | Year Ending December 31, 2012 Guidance Range | | | |
|---|---|---|---|---|
| **Reconciliation of net income to 2012 EBITDA guidance:** | | Low | | High |
| Projected net income | $ | 7,600 | $ | 8,600 |
| Add back: | | | | |
| Depreciation and amortization | | 27,400 | | 27,200 |
| Interest expense | | 5,800 | | 6,200 |
| Taxes | | 5,200 | | 6,000 |
| Projected EBITDA guidance [1] | $ | 46,000 | $ | 48,000 |

HickoryTech

Appendix
Reconciliation of Non-GAAP Measures
(Dollars in thousands)

| (Dollars in thousands) | Three Months Ended March 31 | | | |
|---|---|---|---|---|
| | **2012** | | 2011 | |
| **Reconciliation of net income to EBITDA[1]:** | | | | |
| Net income | **$** | **2,322** | $ | 2,142 |
| Add: | | | | |
| Depreciation | | **6,056** | | 5,591 |
| Amortization | | **138** | | 88 |
| Interest expense | | **1,364** | | 1,068 |
| Income taxes | | **1,586** | | 1,466 |
| Acquisition related expenses | | **-** | | - |
| EBITDA as defined in our credit agreement | **$** | **11,466** | $ | 10,355 |

HickoryTech

Appendix
Reconciliation of Non-GAAP Measures